UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period :	October 1, 2012 — September 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAGVX

Putnam American Government Income Fund

Annual report 9|30|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
American Government
Income Fund

Annual report
9 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	62

About the Trustees	63

Officers	65

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Political events, including the 16-day partial shutdown of the federal government in October, have created an unpredictable environment for investors. Generally, investors prefer clarity, and the drawn-out political wrangling and lack of resolution of the budget and debt ceiling have obscured the way forward for many.

Still, markets have shown remarkable resiliency this year, with the S&P 500 Index up approximately 25% as of October 31, 2013. Corporate balance sheets appear to be healthy, and profits remain strong. Moreover, the Federal Reserve has pledged to maintain an aggressive monetary stimulus policy until the U.S. economic recovery establishes a firm footing.

Of course, it is impossible to predict political and economic outcomes, but we know from past experience the value of maintaining a long-term perspective when it comes to investing. At Putnam, our investment professionals combine in-depth fundamental research, active investing, and risk management strategies that can serve investors well in any market. By integrating investment innovation with alternative approaches, we offer a diverse set of products for a wide range of financial goals.

We also strongly emphasize the importance of seeking the guidance of a financial advisor who can help you work toward your investment goals, based on your individual time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries). U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBS). MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different financial entities, such as Putnam American Government Income Fund. By investing in both Treasuries and MBS, the fund’s manager seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Understanding mortgage-related securities

MBS (Mortgage-backed securities): MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs (Collateralized mortgage obligations): CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	American Government Income Fund

Interview with your fund’s portfolio manager

Mike, what was the market environment like for government securities during the 12 months ended September 30, 2013?

After many months of relative calm, the market backdrop changed considerably in May, as positive economic data prompted investors to begin debating when the Federal Reserve would begin scaling back its stimulative bond-buying program. These discussions intensified in June, when Fed Chairman Ben Bernanke announced that the central bank could begin reducing its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected. Investors reacted to this potential change in Fed monetary policy by selling bonds across all market sectors, driving rates higher and yield spreads wider.

After spiking higher in June, interest rates remained elevated for most of the rest of the period because of uncertainty about when the central bank would actually start the process of trimming its bond purchases. However, seeing a more uneven economic climate than it expected, including a weak September employment report along with the potential for fiscal discord in Washington, the Fed decided at its mid-September policy meeting to keep its $85-billion-a-month bond-buying program in place. This announcement surprised investors, causing bonds to rally, rates to decline, and spreads to tighten.

Investors immediately began trying to assess when the central bank will actually begin tapering its bond purchases. Chairman

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

American Government Income Fund	5

Bernanke indicated that the board could still make its first reduction in purchases before year-end. However, he stressed that the Fed is looking for continued data that point to a pickup in economic growth, sustained job gains, and an inflation rate that is moving toward the central bank’s 2% target.

Against this backdrop, intermediate-term U.S. Treasuries and other government securities posted modestly negative returns but generally held up better than the broad investment-grade fixed-income market. The fund, meanwhile, despite posting a modestly negative absolute return, outpaced both its benchmark and its Lipper peer group average at net asset value.

What strategies helped the fund’s relative performance during the period?

Our prepayment strategies, which we implemented with securitized bonds, such as interest-only collateralized mortgage obligations [IO CMOs], were the biggest contributors to the fund’s performance versus the benchmark. Generally speaking, it was a positive environment for prepayment-sensitive securities, such as IO CMOs, particularly in the last three months of the period. During that time, as interest rates rose, prepayment speeds slowed, which decreased the likelihood that the mortgages underlying our IO CMO positions would be refinanced, which, in turn, helped boost the securities’ value.

Allocations are represented as a percentage of net assets as of 9/30/13. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals. Holdings and allocations may vary over time. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments.

6	American Government Income Fund

The fund’s performance also modestly benefited from our relative-value trading in agency pass-throughs. In anticipation of an eventual reduction in Fed purchases of agency pass-throughs, we maintained an average underweight position in the sector. At the same time, we sought to add value by taking tactical positions in agency pass-throughs with various coupons.

What factors detracted from the fund’s return versus the benchmark?

Our duration and yield-curve, or “term structure,” positioning modestly hampered the fund’s relative performance. Throughout the period, we sought to limit the fund’s interest-rate risk by maintaining a relatively short duration, while also positioning the portfolio for a steeper yield curve. This positioning proved beneficial as rates rose in January and again in May and June. However, late in the period, believing that the Fed would begin reducing its bond buying at its mid-September meeting, we established a targeted short-duration position on the 5- to 10-year portion of the curve, anticipating that rates in this area of the curve would rise. Unfortunately, when the central bank decided

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/13. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

American Government Income Fund	7

to defer tapering, intermediate-term rates declined and our short position suffered.

How did the fund use derivatives during the period?

We used interest-rate swaps and “swaptions” —the latter of which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our mortgage pass-through and IO CMO holdings. We also employed total return swaps as a hedging tool and to help manage the fund’s sector exposure.

The fund holds both agency pass-throughs and to-be-announced [TBA] commitments to purchase pass-throughs. How do these differ?

TBAs allow us to purchase pass-throughs for a fixed price at a future date. Frequently, TBAs are more liquid than regular pass-throughs, and may represent a better value in terms of their total return potential. We prefer to hold cash or high-grade debt in amounts sufficient to meet our TBA commitments. As a result, it may appear that the fund has allocated a substantial portion of the portfolio to cash, while in actuality we’re simply holding cash to collateralize our TBAs.

The fund modestly increased its distribution rate during the period. What led to that decision?

In August, following the May-to-June rise in interest rates, we increased the fund’s monthly distribution rate per class A share from $0.013 to $0.015, because the higher yields available in the marketplace enabled the fund to earn more interest income. Similar adjustments were made to other share classes.

What is your outlook for the coming months?

As we move into the final months of the year, we are preparing for the Fed’s policy response to the economic activity we have witnessed thus far in 2013. Growth in the United States looks to be on track, while Europe appears to be emerging from recession. As a result, we believe the central bank will begin tapering

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time.

A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8	American Government Income Fund

its bond buying in the near future, provided the markets maintain the overall stability they have recently exhibited.

From a medium-term perspective, the desire among policymakers and investors alike is for the financial markets to return to a more normalized environment. Consequently, the Fed would prefer to transition from aggressively providing liquidity to the markets to letting the markets function on their own again. As the markets make this transition, we believe periods of volatility and uncertainty will continue. Overall, however, investors appear to be navigating through the beginning of this transition fairly well, as risk-seeking behavior has been active in both the credit and stock markets.

All told, we believe continued modest U.S. economic growth, coupled with improving economic performance overseas, will allow interest rates to normalize. This will probably mean that the 10-year Treasury yield may be at or slightly above 3% by or before early 2014. Moreover, we believe this normalization in the level of rates can occur without creating negative consequences for the stock market, corporate earnings, or the housing market.

Where are you finding the most compelling investment opportunities?

At period-end, the fund was positioned for a rising-rate environment in the United States. In terms of the fund’s investments, we are continuing to find compelling opportunities for taking prepayment risk via IO CMOs.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

American Government Income Fund	9

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

IN THE NEWS

With the U.S. Federal Reserve facing the formidable challenge of starting to unwind its unprecedented monetary stimulus program, President Barack Obama in October nominated Janet Yellen to chair the world’s most powerful central bank. Ben Bernanke completes his second four-year term as Fed chairman on January 31, 2014. If she receives congressional confirmation, Yellen, vice chairman of the Fed since 2010 and a key architect of the central bank’s $85-billion-a-month asset-purchase program, would become the first woman to lead the central bank in its 100-year history. Bernanke, who led the Fed in its efforts to help the U.S. economy withstand the worst financial crisis since the 1930s, has said that the central bank will not taper its monthly bond purchases until U.S. economic data, particularly with respect to employment, show further improvement. The Fed has also pledged to hold short-term interest rates near zero until the nation’s unemployment rate, which stood at 7.2% as of September 30, 2013, reaches 6.5%, provided inflation remains in check.

10	American Government Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/12)	(7/2/12)	(7/2/01)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.36%	6.21%	5.51%	5.51%	5.56%	5.56%	6.06%	5.94%	6.10%	6.47%	6.48%	6.47%

10 years	57.64	51.34	46.08	46.08	46.19	46.19	53.85	48.85	53.73	61.71	61.94	61.72
Annual average	4.66	4.23	3.86	3.86	3.87	3.87	4.40	4.06	4.39	4.92	4.94	4.92

5 years	37.97	32.46	32.86	30.86	32.96	32.96	36.40	31.97	36.36	39.79	39.99	39.81
Annual average	6.65	5.78	5.85	5.53	5.86	5.86	6.41	5.70	6.40	6.93	6.96	6.93

3 years	6.54	2.27	4.09	1.48	4.08	4.08	5.77	2.34	5.69	7.24	7.40	7.25
Annual average	2.13	0.75	1.34	0.49	1.34	1.34	1.89	0.77	1.86	2.36	2.41	2.36

1 year	–1.31	–5.25	–2.06	–6.91	–2.07	–3.04	–1.47	–4.67	–1.57	–1.05	–0.93	–1.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

American Government Income Fund	11

Comparative index returns For periods ended 9/30/13

		Lipper General
	Barclays Government	U.S. Government Funds
	Bond Index	category average*

Annual average (life of fund)	7.24%	6.30%

10 years	50.46	42.71
Annual average	4.17	3.58

5 years	21.64	22.31
Annual average	4.00	4.07

3 years	6.54	5.26
Annual average	2.13	1.72

1 year	–1.98	–3.25

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/13, there were 118, 112, 101, 80, and 7 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,608 and $14,619, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,885. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $15,373, $16,171, $16,194, and $16,172, respectively.

12	American Government Income Fund

Fund price and distribution information For the 12-month period ended 9/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.160		$0.092	$0.090	$0.134		$0.136	$0.184	$0.195	$0.184

Capital gains	—		—	—	—		—	—	—	—

Total	$0.160		$0.092	$0.090	$0.134		$0.136	$0.184	$0.195	$0.184

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/12	$9.23	$9.61	$9.15	$9.19	$9.29	$9.60	$9.24	$9.21	$9.21	$9.21

9/30/13	8.95	9.32	8.87	8.91	9.02	9.32	8.96	8.93	8.93	8.93

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	2.01%	1.93%	1.22%	1.21%	1.73%	1.67%	1.74%	2.28%	2.42%	2.28%

Current 30-day
SEC yield [2]	N/A	2.25	1.61	1.61	N/A	2.03	2.10	2.65	2.70	2.59

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

American Government Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/12	0.88%	1.63%	1.63%	1.13%	1.13%	0.60%*	0.53%*	0.63%

Annualized expense ratio for the
six-month period ended 9/30/13†	0.88%	1.63%	1.63%	1.13%	1.13%	0.60%	0.53%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and R6 shares have been annualized.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2013, to September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.40	$8.13	$8.14	$5.65	$5.65	$3.00	$2.65	$3.15

Ending value (after expenses)	$983.90	$980.00	$980.10	$982.50	$982.60	$985.20	$985.80	$985.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	American Government Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2013, use the following calculation method. To find the value of your investment on April 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.48	$8.29	$8.29	$5.75	$5.75	$3.06	$2.70	$3.21

Ending value (after expenses)	$1,020.77	$1,016.99	$1,016.99	$1,019.51	$1,019.51	$1,022.18	$1,022.53	$1,022.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

American Government Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16	American Government Income Fund

Comparative indexes

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2013, Putnam employees had approximately $400,000,000 and the Trustees had approximately $96,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

American Government Income Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	American Government Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

American Government Income Fund	19

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain

20 American Government Income Fund

expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating

American Government Income Fund	21

in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	3rd

Five-year period	1st

For the five-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper Inc. peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 113, 105 and 95 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

22 American Government Income Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

American Government Income Fund	23

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in Pricewaterhouse-Coopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 American Government Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the “fund”) at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2013

American Government Income Fund	25

The fund’s portfolio 9/30/13

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (41.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (10.1%)
Government National Mortgage Association Pass-Through Certificates
6s, January 15, 2029	$4	$5
5s, TBA, October 1, 2043	4,000,000	4,354,375
4 1/2s, TBA, October 1, 2043	50,000,000	53,882,810

		58,237,190
U.S. Government Agency Mortgage Obligations (31.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, October 1, 2029	652,987	768,224
6s, September 1, 2021	9,583	10,578
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	205,416	219,420
4 1/2s, with due dates from January 1, 2037 to June 1, 2037	550,335	587,195
4s, with due dates from August 1, 2042 to June 1, 2043	9,149,223	9,503,041

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from July 1, 2016 to February 1, 2017	33,227	35,381
6s, January 1, 2038	2,915,578	3,201,060
6s, with due dates from July 1, 2016 to August 1, 2022	1,282,806	1,405,800
6s, TBA, November 1, 2043	4,000,000	4,376,094
5 1/2s, with due dates from September 1, 2017 to February 1, 2021	358,809	384,397
5 1/2s, TBA, November 1, 2043	11,000,000	11,983,125
5 1/2s, TBA, October 1, 2043	11,000,000	11,995,157
5s, with due dates from January 1, 2038 to February 1, 2038	60,373	65,418
5s, March 1, 2021	14,584	15,604
4 1/2s, March 1, 2039	227,519	244,592
4s, with due dates from July 1, 2042 to November 1, 2042	78,922,144	82,156,104
4s, with due dates from May 1, 2019 to September 1, 2020	113,598	120,745
4s, TBA, October 1, 2043	31,000,000	32,516,092
3 1/2s, with due dates from November 1, 2042 to May 1, 2043	22,656,211	22,899,589

		182,487,616

Total U.S. government and agency mortgage obligations (cost $243,897,435)		$240,724,806

U.S. TREASURY OBLIGATIONS (40.0%)*	Principal amount	Value

U.S. Treasury Bonds
7 1/8s, February 15, 2023	$12,085,000	$16,819,747
6 1/4s, August 15, 2023	17,682,000	23,402,760
4 1/2s, August 15, 2039 Δ	42,774,000	49,392,661
4 1/2s. August 15, 2039 [i]	98,000	113,723

U.S. Treasury Notes
0 5/8s, May 31, 2017	52,927,000	52,333,122
0 1/4s, August 31, 2014	66,880,000	66,960,985
0 1/4s, May 31, 2014	21,796,000	21,819,734

Total U.S. treasury obligations (cost $230,884,570)		$230,842,732

26 American Government Income Fund

MORTGAGE-BACKED SECURITIES (29.8%)*	Principal amount	Value

Agency collateralized mortgage obligations (29.8%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.871s, 2032	$74,601	$115,397
IFB Ser. 3408, Class EK, 25.06s, 2037	508,659	730,648
IFB Ser. 2976, Class LC, 23.752s, 2035	152,156	226,059
IFB Ser. 2979, Class AS, 23.605s, 2034	112,449	146,717
IFB Ser. 3072, Class SM, 23.128s, 2035	466,936	667,269
IFB Ser. 3072, Class SB, 22.982s, 2035	380,337	541,230
IFB Ser. 3249, Class PS, 21.673s, 2036	239,641	330,006
IFB Ser. 3065, Class DC, 19.313s, 2035	2,321,877	3,425,256
IFB Ser. 2990, Class LB, 16.48s, 2034	629,823	830,000
IFB Ser. 4105, Class HS, IO, 6.418s, 2042	4,626,131	1,120,727
IFB Ser. 3232, Class KS, IO, 6.118s, 2036	3,089,828	324,432
IFB Ser. 4136, Class ES, IO, 6.068s, 2042	4,721,317	912,300
IFB Ser. 4112, Class SC, IO, 5.968s, 2042	12,862,127	2,379,506
IFB Ser. 4105, Class LS, IO, 5.968s, 2041	2,399,673	465,585
IFB Ser. 4240, Class SA, IO, 5.818s, 2043	3,777,267	816,381
IFB Ser. 311, Class S1, IO, 5.768s, 2043	15,397,074	3,387,310
IFB Ser. 4012, Class SM, IO, 5.768s, 2042	3,311,337	612,034
IFB Ser. 315, Class S1, IO, 5.736s, 2043	4,422,000	984,400
IFB Ser. 3852, Class SG, 4.848s, 2041	3,913,707	3,665,069
Ser. 4122, Class TI, IO, 4 1/2s, 2042	5,303,175	958,284
Ser. 4018, Class DI, IO, 4 1/2s, 2041	7,422,395	1,206,585
Ser. 3747, Class HI, IO, 4 1/2s, 2037	374,664	40,105
Ser. 4116, Class MI, IO, 4s, 2042	10,424,740	1,981,316
Ser. 4019, Class JI, IO, 4s, 2041	8,134,766	1,397,553
Ser. 304, IO, 3 1/2s, 2027	9,498,942	1,166,185
Ser. 304, Class C37, IO, 3 1/2s, 2027	7,024,761	876,831
FRB Ser. T-57, Class 2A1, 3.315s, 2043	1,473	1,487
Ser. 4141, Class PI, IO, 3s, 2042	5,914,565	833,658
Ser. 4158, Class TI, IO, 3s, 2042	14,005,580	1,917,084
Ser. 4165, Class TI, IO, 3s, 2042	15,326,102	2,168,643
Ser. 4171, Class NI, IO, 3s, 2042	10,521,878	1,403,618
Ser. 4183, Class MI, IO, 3s, 2042	4,808,642	653,494
Ser. 3835, Class FO, PO, zero %, 2041	11,407,957	9,256,187
Ser. 3391, PO, zero %, 2037	159,001	133,962
Ser. 3300, PO, zero %, 2037	95,044	88,887
Ser. 3210, PO, zero %, 2036	34,112	30,967
FRB Ser. 3117, Class AF, zero %, 2036	11,553	10,420
FRB Ser. 3326, Class WF, zero %, 2035	19,899	17,909
FRB Ser. 3036, Class AS, zero %, 2035	7,168	7,064

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.827s, 2036	471,830	926,084
IFB Ser. 05-74, Class NK, 26.606s, 2035	123,603	202,901
IFB Ser. 06-8, Class HP, 23.911s, 2036	420,960	678,234
IFB Ser. 05-45, Class DA, 23.764s, 2035	730,937	1,099,724
IFB Ser. 07-53, Class SP, 23.544s, 2037	561,048	814,397
IFB Ser. 08-24, Class SP, 22.628s, 2038	3,289,531	4,934,223
IFB Ser. 05-122, Class SE, 22.474s, 2035	778,280	1,110,774

American Government Income Fund	27

MORTGAGE-BACKED SECURITIES (29.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 05-75, Class GS, 19.713s, 2035	$523,157	$711,688
IFB Ser. 05-106, Class JC, 19.569s, 2035	654,912	978,098
IFB Ser. 05-83, Class QP, 16.929s, 2034	201,194	263,199
IFB Ser. 11-4, Class CS, 12.542s, 2040	1,776,210	2,087,467
IFB Ser. 12-96, Class PS, IO, 6.521s, 2041	4,585,372	874,476
IFB Ser. 11-27, Class AS, IO, 6.301s, 2041	2,967,289	510,047
IFB Ser. 12-132, Class SB, IO, 6.021s, 2042	9,409,977	1,451,489
IFB Ser. 13-19, Class DS, IO, 6.021s, 2041	4,535,184	879,755
Ser. 06-10, Class GC, 6s, 2034	3,484,956	3,589,504
IFB Ser. 13-59, Class SC, IO, 5.971s, 2043	5,375,315	1,171,355
IFB Ser. 13-101, Class AS, IO, 5.758s, 2043	6,200,000	1,429,410
IFB Ser. 13-103, Class SK, IO, 5.735s, 2043	2,580,000	577,850
IFB Ser. 13-102, Class SH, IO, 5.7s, 2043	6,238,000	1,294,385
Ser. 409, Class 82, IO, 4 1/2s, 2040	4,524,951	852,291
Ser. 12-129, Class TI, IO, 4 1/2s, 2040	3,900,145	675,115
Ser. 12-96, Class PI, IO, 4s, 2041	4,771,277	761,877
Ser. 409, Class C16, IO, 4s, 2040	7,994,783	1,467,761
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	3,446,635	514,858
Ser. 417, Class C19, IO, 3 1/2s, 2033	5,832,713	882,023
FRB Ser. 03-W14, Class 2A, 3.478s, 2043	1,285	1,273
FRB Ser. 04-W7, Class A2, 3.401s, 2034	607	633
FRB Ser. 03-W3, Class 1A4, 3.382s, 2042	2,333	2,241
FRB Ser. 03-W11, Class A1, 3.062s, 2033	70	71
Ser. 13-55, Class IK, IO, 3s, 2043	4,935,546	728,141
Ser. 13-6, Class BI, IO, 3s, 2042	8,902,952	1,007,814
Ser. 12-145, Class TI, IO, 3s, 2042	5,757,689	643,710
Ser. 13-35, Class IP, IO, 3s, 2042	4,121,283	501,154
Ser. 13-55, Class PI, IO, 3s, 2042	9,402,555	1,239,351
Ser. 13-53, Class JI, IO, 3s, 2041	6,126,990	884,584
Ser. 13-23, Class PI, IO, 3s, 2041	6,404,450	716,594
Ser. 13-30, Class IP, IO, 3s, 2041	9,142,407	1,016,270
Ser. 13-23, Class LI, IO, 3s, 2041	5,431,836	605,976
FRB Ser. 04-W2, Class 4A, 2.911s, 2044	1,305	1,302
FRB Ser. 07-95, Class A3, 0.429s, 2036	11,444,382	10,299,944
Ser. 01-50, Class B1, IO, 0.409s, 2041	9,161,561	91,616
Ser. 01-79, Class BI, IO, 0.311s, 2045	1,711,816	16,784
Ser. 08-53, Class DO, PO, zero %, 2038	377,020	303,885
Ser. 07-64, Class LO, PO, zero %, 2037	113,184	99,681
Ser. 07-44, Class CO, PO, zero %, 2037	186,409	158,873
Ser. 08-36, Class OV, PO, zero %, 2036	60,573	51,062
Ser. 1988-12, Class B, zero %, 2018	5,894	5,599

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.723s, 2041	4,017,157	5,956,640
IFB Ser. 10-158, Class SD, 14.46s, 2040	1,057,000	1,290,438
IFB Ser. 11-70, Class WS, 9.34s, 2040	1,821,000	1,789,551
IFB Ser. 11-72, Class SE, 7.165s, 2041	7,826,000	7,512,780

28 American Government Income Fund

MORTGAGE-BACKED SECURITIES (29.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.523s, 2036	$7,249,357	$1,278,134
IFB Ser. 11-61, Class CS, IO, 6 1/2s, 2035	2,056,853	318,812
IFB Ser. 10-85, Class SE, IO, 6.37s, 2040	2,994,628	559,546
IFB Ser. 13-27, Class SW, IO, 6.32s, 2040	3,081,419	565,225
IFB Ser. 12-149, Class LS, IO, 6.07s, 2042	2,659,447	443,995
IFB Ser. 10-20, Class SE, IO, 6.07s, 2040	13,991,862	2,484,955
IFB Ser. 10-26, Class QS, IO, 6.07s, 2040	15,451,957	2,935,871
IFB Ser. 13-87, Class AS, IO, 6.02s, 2043	2,212,531	376,126
IFB Ser. 13-122, Class DS, IO, 5.97s, 2043	3,256,424	533,239
IFB Ser. 13-99, Class SL, IO, 5.97s, 2043	4,299,934	797,165
IFB Ser. 10-20, Class SC, IO, 5.97s, 2040	11,019,053	1,955,000
IFB Ser. 10-115, Class TS, IO, 5.92s, 2038	5,629,991	829,579
IFB Ser. 13-134, Class DS, IO, 5.918s, 2043	4,904,000	833,680
IFB Ser. 11-146, Class AS, IO, 5.918s, 2041	4,708,074	951,914
IFB Ser. 13-129, Class SA, IO, 5.908s, 2043	1,610,000	268,500
IFB Ser. 12-34, Class SA, IO, 5.87s, 2042	5,021,788	1,085,208
IFB Ser. 10-120, Class SA, IO, 5.87s, 2040	8,086,547	1,450,484
IFB Ser. 11-128, Class TS, IO, 5.868s, 2041	2,174,935	463,044
IFB Ser. 10-89, Class SD, IO, 5 3/4s, 2040	4,126,661	706,699
IFB Ser. 11-70, Class SN, IO, 5.718s, 2041	1,469,000	364,283
IFB Ser. 10-31, Class SA, IO, 5.57s, 2040	5,209,778	853,101
IFB Ser. 10-42, Class SK, IO, 5.49s, 2040	4,529,034	694,301
Ser. 13-3, Class IT, IO, 5s, 2043	4,678,283	954,533
Ser. 13-6, Class OI, IO, 5s, 2043	2,203,517	450,950
Ser. 13-16, Class IB, IO, 5s, 2040	5,570,309	596,898
Ser. 10-35, Class UI, IO, 5s, 2040	8,818,024	1,796,266
Ser. 10-9, Class UI, IO, 5s, 2040	20,506,554	4,382,437
Ser. 09-121, Class UI, IO, 5s, 2039	8,544,364	1,878,564
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	1,137,680	232,087
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	5,393,267	1,096,775
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	7,177,026	1,551,960
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	5,553,813	1,031,898
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	10,648,900	2,192,515
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	10,348,583	2,250,817
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	6,116,763	703,856
Ser. 13-149, Class IL, IO, 4s, 2043 ##	2,867,000	514,715
Ser. 13-149, Class LS, IO, 4s, 2043 ##	3,107,000	573,826
Ser. 12-56, Class IB, IO, 4s, 2042	9,819,184	2,031,558
Ser. 12-47, Class CI, IO, 4s, 2042	4,321,001	870,514
Ser. 10-116, Class QI, IO, 4s, 2034	3,353,501	282,553
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	8,327,186	1,266,898
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	5,050,977	810,227
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	4,765,745	784,823
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	5,014,420	834,400
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	4,514,014	657,353
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	5,125,602	871,609

American Government Income Fund 29

MORTGAGE-BACKED SECURITIES (29.8%)* cont.		Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 11-70, PO, zero %, 2041		$14,113,423	$10,717,875
Ser. 10-151, Class KO, PO, zero %, 2037		710,342	611,235
Ser. 06-36, Class OD, PO, zero %, 2036		7,204	6,617

			172,198,137

Total mortgage-backed securities (cost $165,604,179)			$172,198,137

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.88/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.88	$61,980,000	$893,132

(3.08)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/3.08	61,980,000	233,664

Total purchased swap options outstanding (cost $1,072,254)			$1,126,796

SHORT-TERM INVESTMENTS (9.6%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.05% L		40,942,102	$40,942,102

SSga Prime Money Market Fund 0.02% P		2,220,000	2,220,000

U.S. Treasury Bills with an effective yield of 0.14%,
December 12, 2013 # §		$12,000,000	11,999,700

Total short-term investments (cost $55,158,622)			$55,161,802

TOTAL INVESTMENTS

Total investments (cost $696,617,060)			$700,054,273

Key to holding’s currency abbreviations

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

PO Principal Only

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $577,015,363.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

30 American Government Income Fund

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $268,045,377 to cover certain derivatives contracts and delayed delivery securities.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 9/30/13
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	207	$27,608,625	Dec-13	$258,325

U.S. Treasury Note 2 yr (Long)	217	47,797,641	Dec-13	135,213

U.S. Treasury Note 5 yr (Long)	71	8,594,328	Dec-13	121,896

U.S. Treasury Note 10 yr (Short)	652	82,406,688	Dec-13	(1,646,254)

Total				$(1,130,820)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/13 (premiums $1,072,251)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.98/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	$43,802,000	$254,052

(2.98)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	43,802,000	902,321

Total			$1,156,373

TBA SALE COMMITMENTS OUTSTANDING at 9/30/13 (proceeds receivable $22,227,109)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5 1/2s,
October 1, 2043	$11,000,000	10/10/13	$11,995,156

Federal National Mortgage Association, 4s,
October 1, 2043	10,000,000	10/10/13	10,489,062

Total			$22,484,218

American Government Income Fund	31

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$305,811,400 E	$121,008	12/18/15	3 month USD-	0.75%	$(1,166,458)
			LIBOR-BBA

107,504,400 E	(199,042)	12/18/18	3 month USD-	2.05%	(2,159,923)
			LIBOR-BBA

19,403,100 E	241,586	12/18/43	3 month USD-	3.85%	808,545
			LIBOR-BBA

25,649,800 E	(173,393)	12/18/23	3 month USD-	3.15%	(850,035)
			LIBOR-BBA

1,183,000	(75)	9/25/23	3 month USD-	2.92%	17,227
			LIBOR-BBA

Total	$(9,916)				$(3,350,644)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$3,108,558	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(48,394)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,833,303	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(28,541)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

14,264,303	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	336,428
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,586,975	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(37,429)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
2,779,942	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(21,840)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,652,912	—	1/12/40	4.50% (1 month	Synthetic MBX Index	43,339
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,387,518	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(35,678)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,291,528	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(49,427)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,822,644	—	1/12/40	5.00% (1 month	Synthetic MBX Index	45,380
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

32 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,251,758	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$42,665
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,035,445	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(47,255)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,014,555	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(46,930)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,134,588	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	40,900
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

16,440,741	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(129,161)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

11,424,280	—	1/12/41	5.00% (1 month	Synthetic MBX Index	114,640
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

13,402,729	—	1/12/41	5.00% (1 month	Synthetic MBX Index	134,493
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

492,680	—	1/12/40	4.00% (1 month	Synthetic MBX Index	12,385
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,225,834	—	1/12/41	5.00% (1 month	Synthetic MBX Index	12,301
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,546,469	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,518
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

9,710,235	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(229,019)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,392,592	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(16,719)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

14,076,268	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(110,585)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

13,995,542	—	1/12/41	5.00% (1 month	Synthetic MBX Index	140,440
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,099,919	—	1/12/40	4.00% (1 month	Synthetic MBX Index	103,064
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

134,107	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(590)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

American Government Income Fund	33

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$735,274	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(5,776)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

946,954	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,502
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,670,507	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(88,277)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,042,125	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,829
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

24,743,500	—	1/12/41	5.00% (1 month	Synthetic MBX Index	248,294
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,941,296	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(46,676)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,369,023	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(114,719)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

962,907	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,990)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

511,416	—	1/12/40	5.00% (1 month	Synthetic MBX Index	4,812
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,293,291	—	1/12/40	4.50% (1 month	Synthetic MBX Index	37,464
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

8,537,023	—	1/12/41	5.00% (1 month	Synthetic MBX Index	85,667
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

128,758	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,212
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

417,741	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,931
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

302,726	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,849
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

472,561	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(782)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

498,113	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,913)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

34 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$17,863,081	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(140,335)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

16,407,907	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(27,168)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

12,759,361	—	1/12/38	6.50% (1 month	Synthetic MBX Index	100,240
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

11,719,933	—	1/12/39	6.00% (1 month	Synthetic MBX Index	19,406
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

7,600,117	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	179,251
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,169,107	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	27,574
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,345,881	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	20,952
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,700,407	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(16,420)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,350,266	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(8,210)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,350,266	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(8,210)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,586,975	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(37,429)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,709,709	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(16,476)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

7,037,675	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(42,792)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,709,709	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(16,476)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

643,615	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,056)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,238,947	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,288)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

American Government Income Fund	35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$3,428,864	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$53,380
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,451,687	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(34,238)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,276,195	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(10,013)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,088,375	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	63,647
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

5,410,115	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(32,896)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,187,524	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(25,042)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,177,012	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	109,814
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

920,695	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	21,715
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,234,856	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(25,414)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,403,774	9,041	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,317)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Citibank, N.A.
1,882,052	—	1/12/41	5.00% (1 month	Synthetic MBX Index	18,886
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

204,649	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,054
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

307,066	—	1/12/41	(3.50%) 1 month	Synthetic TRS Index	2,894
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

1,198,163	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	18,653
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

6,257,399	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	147,583
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

36 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$515,490	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$5,173
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,252,873	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,504)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,860,293	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(75,664)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,835,790	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(28,579)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,144,656	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	33,388
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,225,438	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(28,902)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,586,975	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(37,429)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,238,947	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,288)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,451,687	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(34,238)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

7,012,409	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	109,168
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

7,724,145	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	120,248
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,752,849	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	64,927
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

4,154,526	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	64,677
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,396,823	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	37,313
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,120,276	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	50,007
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,818,877	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	66,484
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

American Government Income Fund	37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$3,511,476	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$82,819
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,412,440	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	33,313
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

921,156	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	21,726
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,043,977	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	24,623
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Goldman Sachs International
8,907,386	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(138,668)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

976,818	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,297)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,423,307	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(15,059)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,640,826	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(11,617)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,079,337	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(12,958)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

9,397,641	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(112,828)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,948,405	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(45,900)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,316,998	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(14,591)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

7,897,300	—	1/12/41	5.00% (1 month	Synthetic MBX Index	79,247
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,861,863	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(44,553)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,823,033	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(66,582)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

38 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$5,924,536	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(88,535)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,924,536	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(88,535)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,738,569	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(120,473)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,005,105	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(46,783)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,350,567	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(36,593)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

8,494,570	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	132,242
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

8,571,603	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(202,164)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,049,518	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(24,753)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,137,104	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	40,948
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,394,336	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(37,275)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,899,991	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(38,495)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,840,815	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(14,462)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,300,045	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(51,374)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

9,435,504	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(222,539)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,700,325	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(87,273)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,258,842	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(19,597)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

American Government Income Fund 39

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,045,489	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(12,552)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,966,565	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(23,610)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

202,225	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(890)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,124,544	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(73,693)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

10,859,808	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(208,080)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,067,193	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(24,819)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,234,853	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(14,826)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,134,387	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(49,637)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

893,924	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,932)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,438,314	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(53,527)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,616,582	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(71,870)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,344,454	—	1/12/40	(4.00%) 1 month	Synthetic TRS Index	44,921
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,610,023	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(20,505)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,819,089	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(43,887)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

377,503	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,877)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,712,507	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(52,735)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

40 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$3,132,053	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(24,606)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

449,279	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,976)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

740,085	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(11,522)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

938,627	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,129)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

248,931	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,956)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

663,650	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,214)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

910,954	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,007)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,821,907	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(8,015)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,234,139	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(5,429)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

562,976	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(2,477)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,751,626	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(16,503)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,902,768	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(58,322)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,770,556	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	58,699
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

4,357,036	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(65,110)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

11,781,186	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	183,407
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

7,347,139	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	114,379
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

American Government Income Fund	41

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,518,678	$—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	$39,210
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,518,678	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	39,210
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,461,383	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	34,467
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,673,648	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	26,055
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

307,066	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(2,894)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

6,685,335	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	29,409
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,380,751	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(76,607)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

4,837,121	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(72,285)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,586,975	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(37,429)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,903,374	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(68,477)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

6,043,617	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	142,541
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,008,424	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	23,784
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,797,990	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	27,991
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,797,493	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	27,983
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

4,234,087	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	99,862
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

42 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$5,745,338	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(135,506)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,318,448	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(51,661)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,790,844	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	81,530
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

Total	$9,041				$(491,641)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$172,198,137	$—

Purchased swap options outstanding	—	1,126,796	—

U.S. government and agency mortgage obligations	—	240,724,806	—

U.S. treasury obligations	—	230,842,732	—

Short-term investments	43,162,102	11,999,700	—

Totals by level	$43,162,102	$656,892,171	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	(1,130,820)	—	—

Written swap options outstanding	—	(1,156,373)	—

TBA sale commitments	—	(22,484,218)	—

Interest rate swap contracts	—	(3,340,728)	—

Total return swap contracts	—	(500,682)	—

Totals by level	$(1,130,820)	$(27,482,001)	$—

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 43

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $655,674,958)	$659,112,171
Affiliated issuers (identified cost $40,942,102) (Note 5)	40,942,102

Interest and other receivables	2,745,739

Receivable for shares of the fund sold	257,260

Receivable for investments sold	2,241,141

Receivable for sales of delayed delivery securities (Note 1)	26,234,665

Receivable for variation margin (Note 1)	88,754

Unrealized appreciation on OTC swap contracts (Note 1)	4,169,913

Total assets	735,791,745

LIABILITIES

Payable to custodian	1,020,899

Payable for investments purchased	1,760,752

Payable for purchases of delayed delivery securities (Note 1)	122,872,241

Payable for shares of the fund repurchased	1,132,558

Payable for compensation of Manager (Note 2)	189,339

Payable for custodian fees (Note 2)	31,662

Payable for investor servicing fees (Note 2)	147,126

Payable for Trustee compensation and expenses (Note 2)	252,123

Payable for administrative services (Note 2)	2,469

Payable for distribution fees (Note 2)	365,761

Payable for variation margin (Note 1)	176,081

Distributions payable to shareholders	98

Unrealized depreciation on OTC swap contracts (Note 1)	4,661,554

Premium received on OTC swap contracts (Note 1)	9,041

Written options outstanding, at value (premiums $1,072,251) (Notes 1 and 3)	1,156,373

TBA sale commitments, at value (proceeds receivable $22,227,109) (Note 1)	22,484,218

Collateral on certain derivative contracts, at value (Note 1)	2,333,723

Other accrued expenses	180,364

Total liabilities	158,776,382

Net assets	$577,015,363

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$609,269,295

Undistributed net investment income (Note 1)	10,745,230

Accumulated net realized loss on investments (Note 1)	(41,122,039)

Net unrealized depreciation of investments	(1,877,123)

Total — Representing net assets applicable to capital shares outstanding	$577,015,363

(Continued on next page)

44 American Government Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($518,546,469 divided by 57,968,497 shares)	$8.95

Offering price per class A share (100/96.00 of $8.95)*	$9.32

Net asset value and offering price per class B share ($8,897,684 divided by 1,002,994 shares)**	$8.87

Net asset value and offering price per class C share ($17,231,802 divided by 1,933,856 shares)**	$8.91

Net asset value and redemption price per class M share ($1,475,806 divided by 163,695 shares)	$9.02

Offering price per class M share (100/96.75 of $9.02)†	$9.32

Net asset value, offering price and redemption price per class R share
($7,712,413 divided by 860,838 shares)	$8.96

Net asset value, offering price and redemption price per class R5 share
($9,943 divided by 1,113 shares)	$8.93

Net asset value, offering price and redemption price per class R6 share
($2,452,257 divided by 274,709 shares)	$8.93

Net asset value, offering price and redemption price per class Y share
($20,688,989 divided by 2,317,575 shares)	$8.93

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 45

Statement of operations Year ended 9/30/13

INVESTMENT INCOME

Interest (including interest income of $53,352 from investments in affiliated issuers) (Note 5)	$17,423,648

Total investment income	17,423,648

EXPENSES

Compensation of Manager (Note 2)	2,665,472

Investor servicing fees (Note 2)	1,015,390

Custodian fees (Note 2)	80,944

Trustee compensation and expenses (Note 2)	62,076

Distribution fees (Note 2)	1,883,369

Administrative services (Note 2)	19,101

Other	296,374

Total expenses	6,022,726

Expense reduction (Note 2)	(2,025)

Net expenses	6,020,701

Net investment income	11,402,947

Net realized loss on investments (Notes 1 and 3)	(10,007,741)

Net increase from payments by affiliates (Note 2)	8,662

Net realized gain on swap contracts (Note 1)	8,361,771

Net realized loss on futures contracts (Note 1)	(452,498)

Net realized gain on written options (Notes 1 and 3)	2,879,264

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(21,692,879)

Net loss on investments	(20,903,421)

Net decrease in net assets resulting from operations	$(9,500,474)

The accompanying notes are an integral part of these financial statements.

46 American Government Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$11,402,947	$11,082,704

Net realized gain (loss) on investments
and foreign currency transactions	789,458	(28,948,156)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(21,692,879)	35,903,694

Net increase (decrease) in net assets resulting
from operations	(9,500,474)	18,038,242

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(10,315,928)	(24,464,664)

Class B	(117,821)	(409,353)

Class C	(239,079)	(830,350)

Class M	(33,160)	(88,193)

Class R	(126,667)	(293,892)

Class R5	(202)	(58)

Class R6	(32,464)	(60)

Class Y	(561,845)	(1,190,008)

Net realized short-term gain on investments

Class A	—	(2,884,988)

Class B	—	(57,541)

Class C	—	(103,393)

Class M	—	(11,269)

Class R	—	(27,559)

Class Y	—	(83,353)

From net realized long-term gain on investments
Class A	—	(31,988,721)

Class B	—	(641,316)

Class C	—	(1,223,743)

Class M	—	(121,318)

Class R	—	(355,827)

Class Y	—	(1,079,516)

Increase (decrease) from capital share transactions (Note 4)	(136,188,654)	36,420,070

Total decrease in net assets	(157,116,294)	(11,396,810)

NET ASSETS

Beginning of year	734,131,657	745,528,467

End of year (including undistributed net investment income
of $10,745,230 and $3,292,156, respectively)	$577,015,363	$734,131,657

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2013	$9.23	.16	(.28)	(.12)	(.16)	—	(.16)	—	—	$8.95	(1.31)	$518,546.87		1.76	533
September 30, 2012	9.83	.14	.08	.22	(.34)	(.48)	(.82)	—	—	9.23	2.48	647,310.87		1.51	345
September 30, 2011	10.28	.26	.23	.49	(.27)	(.67)	(.94)	—	— [f]	9.83	5.34	682,118.85		2.70	402
September 30, 2010	9.92	.53	.34	.87	(.51)	—	(.51)	— [e]	—	10.28	8.97	706,773	.83 [h,i]	5.18 [h]	195
September 30, 2009	8.72	.38	1.22	1.60	(.40)	—	(.40)	— [e]	— [g]	9.92	18.85	658,710	1.14 [h,j]	4.14 h	286

Class B
September 30, 2013	$9.15	.09	(.28)	(.19)	(.09)	—	(.09)	—	—	$8.87	(2.06)	$8,898	1.62	.98	533
September 30, 2012	9.75	.07	.08	.15	(.27)	(.48)	(.75)	—	—	9.15	1.73	14,017	1.62	.75	345
September 30, 2011	10.21	.19	.22	.41	(.20)	(.67)	(.87)	—	— [f]	9.75	4.47	13,446	1.60	1.98	402
September 30, 2010	9.85	.45	.35	.80	(.44)	—	(.44)	— [e]	—	10.21	8.22	16,253	1.58 [h,i]	4.48 [h]	195
September 30, 2009	8.66	.30	1.22	1.52	(.33)	—	(.33)	— [e]	— [g]	9.85	17.94	19,234	1.89 [h,j]	3.37 [h]	286

Class C
September 30, 2013	$9.19	.09	(.28)	(.19)	(.09)	—	(.09)	—	—	$8.91	(2.07)	$17,232	1.62	.97	533
September 30, 2012	9.79	.07	.08	.15	(.27)	(.48)	(.75)	—	—	9.19	1.75	31,003	1.62	.72	345
September 30, 2011	10.25	.19	.22	.41	(.20)	(.67)	(.87)	—	— [f]	9.79	4.46	23,256	1.60	1.95	402
September 30, 2010	9.89	.44	.36	.80	(.44)	—	(.44)	— [e]	—	10.25	8.19	23,424	1.58 h,i	4.33 [h]	195
September 30, 2009	8.69	.31	1.22	1.53	(.33)	—	(.33)	— [e]	— [g]	9.89	18.08	12,626	1.89 [h,j]	3.44 [h]	286

Class M
September 30, 2013	$9.29	.13	(.27)	(.14)	(.13)	—	(.13)	—	—	$9.02	(1.47)	$1,476	1.12	1.41	533
September 30, 2012	9.89	.12	.08	.20	(.32)	(.48)	(.80)	—	—	9.29	2.20	2,750	1.12	1.25	345
September 30, 2011	10.34	.24	.23	.47	(.25)	(.67)	(.92)	—	— [f]	9.89	5.05	2,743	1.10	2.44	402
September 30, 2010	9.98	.51	.34	.85	(.49)	—	(.49)	— [e]	—	10.34	8.66	2,860	1.08 [h,i]	4.94 [h]	195
September 30, 2009	8.76	.35	1.24	1.59	(.37)	—	(.37)	— [e]	— [g]	9.98	18.68	2,496	1.39 [h,j]	3.89 [h]	286

Class R
September 30, 2013	$9.24	.14	(.28)	(.14)	(.14)	—	(.14)	—	—	$8.96	(1.57)	$7,712	1.12	1.52	533
September 30, 2012	9.84	.12	.08	.20	(.32)	(.48)	(.80)	—	—	9.24	2.20	8,542	1.12	1.24	345
September 30, 2011	10.29	.23	.24	.47	(.25)	(.67)	(.92)	—	— [f]	9.84	5.06	6,189	1.10	2.32	402
September 30, 2010	9.92	.48	.38	.86	(.49)	—	(.49)	— [e]	—	10.29	8.83	3,035	1.08 [h,i]	4.62 [h]	195
September 30, 2009	8.72	.37	1.20	1.57	(.37)	—	(.37)	— [e]	— [g]	9.92	18.55	726	1.39 h,j	4.01 [h]	286

Class R5
September 30, 2013	$9.21	.19	(.29)	(.10)	(.18)	—	(.18)	—	—	$8.93	(1.05)	$10.59		2.05	533
September 30, 2012†	9.22	.03	.01	.04	(.05)	—	(.05)	—	—	9.21	.47*	10	.15*	.28*	345

Class R6
September 30, 2013	$9.21	.21	(.29)	(.08)	(.20)	—	(.20)	—	—	$8.93	(.93)	$2,452.52		2.38	533
September 30, 2012†	9.22	.03	.02	.05	(.06)	—	(.06)	—	—	9.21	.49*	10	.13*	.30*	345

Class Y
September 30, 2013	$9.21	.18	(.28)	(.10)	(.18)	—	(.18)	—	—	$8.93	(1.05)	$20,689.62		1.99	533
September 30, 2012	9.81	.16	.08	.24	(.36)	(.48)	(.84)	—	—	9.21	2.75	30,489.62		1.69	345
September 30, 2011	10.27	.29	.22	.51	(.30)	(.67)	(.97)	—	— [f]	9.81	5.50	17,776.60		2.94	402
September 30, 2010	9.90	.54	.37	.91	(.54)	—	(.54)	— [e]	—	10.27	9.35	16,757	.58 [h,i]	5.32 [h]	195
September 30, 2009	8.70	.38	1.24	1.62	(.42)	—	(.42)	— [e]	— [g]	9.90	19.20	8,370	.89 [h,j]	4.27 [h]	286

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 American Government Income Fund	American Government Income Fund 49

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sales transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, LLC and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding as of June 23, 2009.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.05%

September 30, 2009	0.16

i Excludes the impact of a reduction of interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of September 30, 2010.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.15% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

50 American Government Income Fund

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam American Government Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

American Government Income Fund	51

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

52 American Government Income Fund

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

American Government Income Fund	53

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $427,563 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,634,584 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $1,613,471.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

54 American Government Income Fund

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2013 the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$31,037,661	$1,816,837	$32,854,498

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $9,251,084 of certain losses recognized during the period from November 1, 2012 to September 30, 2013 to its fiscal year ending September 30, 2014.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, from unrealized gains and losses on certain futures contracts, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,477,293 to increase undistributed net investment income and $7,477,293 to increase accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$18,881,854
Unrealized depreciation	(15,538,346)

Net unrealized appreciation	3,343,508
Undistributed ordinary income	10,254,114
Capital loss carryforward	(32,854,498)
Post-October capital loss deferral	(9,251,084)
Cost for federal income tax purposes	$696,710,765

American Government Income Fund 55

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL. Prior to July 1, 2013, the annual rate that Putnam Management paid for these services was 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $8,662 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s

56 American Government Income Fund

average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$900,397	Class R5	12

Class B	17,899	Class R6	734

Class C	37,436	Class Y	42,420

Class M	3,501	Total	$1,015,390

Class R	12,991

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,025 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $450, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,468,402	Class M	11,425

Class B	116,812	Class R	42,405

Class C	244,325	Total	$1,883,369

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $38,253 and $73 from the sale of class A and class M shares, respectively, and received $12,659 and $2,336 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $190 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $2,769,632,665 and $2,712,993,253, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $41,283,438 and $61,806,183, respectively.

American Government Income Fund	57

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written option
		option contract	swap option	number of	Written option
		amounts	premiums	contracts	premiums

Written options outstanding
at the beginning of the
reporting period	USD	$431,989,163	$31,567,531	—	$—

Options opened	USD	2,346,896,500	6,415,466	124,000,054	353,492

Options exercised	USD	(164,974,400)	(359,047)	—	—

Options expired	USD	—	—	(80,000,054)	(188,492)

Options closed	USD	(2,526,307,263)	(36,551,699)	(44,000,000)	(165,000)

Written options outstanding
at the end of the
reporting period	USD	$87,604,000	$1,072,251	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	5,430,561	$49,483,952	14,244,425	$134,333,392

Shares issued in connection with
reinvestment of distributions	947,012	8,581,290	5,330,929	49,433,711

	6,377,573	58,065,242	19,575,354	183,767,103

Shares repurchased	(18,574,433)	(168,343,295)	(18,832,872)	(175,208,865)

Net increase (decrease)	(12,196,860)	$(110,278,053)	742,482	$8,558,238

	Year ended 9/30/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	103,457	$936,468	604,390	$5,613,366

Shares issued in connection with
reinvestment of distributions	10,952	98,465	96,553	888,291

	114,409	1,034,933	700,943	6,501,657

Shares repurchased	(643,342)	(5,776,416)	(547,858)	(5,059,083)

Net increase (decrease)	(528,933)	$(4,741,483)	153,085	$1,442,574

	Year ended 9/30/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	315,218	$2,865,312	1,850,375	$17,280,010

Shares issued in connection with
reinvestment of distributions	21,496	194,125	191,153	1,765,333

	336,714	3,059,437	2,041,528	19,045,343

Shares repurchased	(1,777,192)	(16,042,040)	(1,042,214)	(9,649,070)

Net increase (decrease)	(1,440,478)	$(12,982,603)	999,314	$9,396,273

58 American Government Income Fund

	Year ended 9/30/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	36,961	$339,422	53,953	$505,335

Shares issued in connection with
reinvestment of distributions	2,956	27,055	20,409	190,520

	39,917	366,477	74,362	695,855

Shares repurchased	(172,138)	(1,565,352)	(55,772)	(522,859)

Net increase (decrease)	(132,221)	$(1,198,875)	18,590	$172,996

	Year ended 9/30/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	394,036	$3,600,086	685,448	$6,437,474

Shares issued in connection with
reinvestment of distributions	13,921	126,294	73,022	677,277

	407,957	3,726,380	758,470	7,114,751

Shares repurchased	(471,781)	(4,290,385)	(462,976)	(4,302,977)

Net increase (decrease)	(63,824)	$(564,005)	295,494	$2,811,774

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,085	$10,000

Shares issued in connection with
reinvestment of distributions	22	202	6	58

	22	202	1,091	10,058

Shares repurchased	—	—	—	—

Net increase	22	$202	1,091	$10,058

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	377,168	$3,453,573	1,085	$10,000

Shares issued in connection with
reinvestment of distributions	3,621	32,464	6	60

	380,789	3,486,037	1,091	10,060

Shares repurchased	(107,171)	(958,219)	—	—

Net increase	273,618	$2,527,818	1,091	$10,060

	Year ended 9/30/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,675,231	$15,206,524	4,369,153	$40,604,659

Shares issued in connection with
reinvestment of distributions	52,566	475,450	163,073	1,508,252

	1,727,797	15,681,974	4,532,226	42,112,911

Shares repurchased	(2,721,188)	(24,633,629)	(3,033,122)	(28,094,814)

Net increase (decrease)	(993,391)	$(8,951,655)	1,499,104	$14,018,097

American Government Income Fund 59

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,113	100.0%	$9,943

Class R6	1,115	0.4	9,957

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$61,678,404	$346,299,780	$367,036,082	$53,352	$40,942,102

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased TBA commitment option contracts (contract amount)	—*

Purchased swap option contracts (contract amount)	$486,400,000

Written futures contract option contracts (number of contracts) (Note 3)	—*

Written TBA commitment option contracts (contract amount) (Note 3)	—*

Written swap option contracts (contract amount) (Note 3)	$227,900,000

Futures contracts (number of contracts)	1,000

OTC interest rate swap contracts (notional)	$940,700,000

Centrally cleared interest rate swap contracts (notional)	$160,000,000

OTC total return swap contracts (notional)	$591,100,000

* For the reporting period, the transaction volume was minimal.

60 American Government Income Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	$6,396,404*	depreciation	$11,398,211*

Total		$6,396,404		$11,398,211

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(3,437,033)	$(452,498)	$8,361,771	$4,472,240

Total	$(3,437,033)	$(452,498)	$8,361,771	$4,472,240

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(371,512)	$(1,450,741)	$149,729	$(1,672,524)

Total	$(371,512)	$(1,450,741)	$149,729	$(1,672,524)

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

American Government Income Fund	61

Federal tax information (Unaudited)

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $10,416,897 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

62 American Government Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

American Government Income Fund 63

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

64 American Government Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

American Government Income Fund 65

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

66 American Government Income Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

American Government Income Fund	67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68 American Government Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Auditors	Compliance Liaison
PricewaterhouseCoopers LLP		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN027
283882 11/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$119,789	$--	$8,976	$ —
September 30, 2012	$118,259	$--	$9,036	$1,571

For the fiscal years ended September 30, 2013 and September 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $158,976 and $172,616 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2013	$ —	$150,000	$ —	$ —

September 30, 2012	$ —	$45,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2013